Supplement Dated December 18, 2019
To the Product Prospectuses dated May 1, 2019 for:

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Lincoln Corporate Commitment® VUL Lincoln Corporate Variable 5	Lincoln CVUL Series III Elite Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective February 10, 2020, the following fund will be available as a new investment option under your Policy:

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
•	LVIP Western Asset Core Bond Fund (Standard Class): The investment seeks to maximize total return, consistent with prudent investment management and liquidity needs.

Effective February 10, 2020, the following Trust and funds will be available as new investment options under your Policy:

Northern Lights Variable Trust, advised by Valmark Advisers, Inc.
•	TOPS® Aggressive ETF Portfolio (Class 2 Shares): The investment seeks capital appreciation.
•	TOPS® Balanced ETF Portfolio (Class 2 Shares): The investment seeks income and capital appreciation.
•	TOPS® Conservative ETF Portfolio (Class 2 Shares): The investment seeks to preserve capital and provide moderate income and moderate capital appreciation.
•	TOPS® Growth ETF Portfolio (Class 2 Shares): The investment seeks capital appreciation.
•	TOPS® Moderate Growth ETF Portfolio (Class 2 Shares): The investment seeks capital appreciation.

Funds Participation Agreements. Northern Lights Variable Trust will be added to current list of trusts or corporations which make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs.

Please retain this Supplement for future reference.